FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 24, 2004



                                   VoIP, Inc.
             (Exact name of registrant as specified in its charter)







         Texas                           0-28985                  75-2785941
------------------------          ---------------------      -------------------
(State of Incorporation)          (Commission File No.)        (IRS Employer
                                                             Identification No.)








         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
     ----------------------------------------------------------------------
           (Address of principal execute offices, including zip code)



                                 (954) 434-2000
                           ---------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Required FD disclosures

         On May 24, 2004, VoIP, Inc. (the "Company") issued a press release announcing that it has terminated its previously announced intent to acquire a medical cabinet manufacturing company.

         On May 25, 2004, the Company announced that it has completed an agreement to form a joint venture with a Korean VoIP manufacturing company.

         This information and Exhibits 99.1 and 99.2 hereto are being furnished, and shall not be deemed to be "filed", with the SEC. The information in this current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c)      Press Release of VoIP, Inc. dated May 24, 2004.

                  Press Release of VoIP, Inc. dated May 25, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 25, 2004                   VoIP, INC.
                                        (Registrant)

                                        By: /s/  Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit #

99.1                   Press Release of VoIP, Inc. dated May 24, 2004



99.2                   Press Release of VoIP, Inc. dated May 25, 2004